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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)
                        November 2, 2000

                        PSB BANCORP, INC.
    (Exact name of registrant as specified in its charter)

       Pennsylvania            000-24601          23-2930740
(State or other jurisdiction  (Commission       (IRS Employer
     of incorporation)         File Number)       Ident. No.)

11 Penn Center, 1835 Market Street, Philadelphia, PA    19103
(Address of principal executive offices)              (Zip Code)

         Registrant's telephone number, including area code
                          (215) 979-7900

                                N/A
(Former name or former address, if changed since last report.)

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Item 5.  Other Events.

     On November 2, 2000, PSB Bancorp, Inc.. (the "Company") and
Jade Financial Corp. ("JADE") executed an Agreement and Plan of
Merger (the "Agreement").  The Agreement is filed as
Exhibit 2.1, and is incorporated herein by reference.

Exhibits.

No.      Exhibit

2.1 Agreement and Plan of Reorganization, dated as of November 1, 2000 between the Company and JADE

2.2      Press Release dated November 2, 2000



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                              PSB BANCORP, INC.

Dated:  November 2, 2000

By /s/Anthony DiSandro
Anthony DiSandro, President
and Chief Operating Officer



                           EXHIBIT INDEX

No.     Exhibit

2.1 Agreement and Plan of Reorganization, dated as of November 2, 2000, between the Company and JADE

2.2     Press Release dated November 2, 2000